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                                                                    EXHIBIT 10.3

[GRAPHIC OMITTED]      SILICON VALLEY BANK

                           AMENDMENT TO LOAN DOCUMENTS

BORROWER:  CALBIOCHEM-NOVABIOCHEM CORPORATION
ADDRESS:   10394 PACIFIC CENTER COURT

           SAN DIEGO, CALIFORNIA  92121

DATE:  OCTOBER 2, 1996

         THIS AMENDMENT TO LOAN DOCUMENTS is entered into between SILICON VALLEY BANK ("Silicon"), on the one side, and the borrower named above (the "Borrower") and CN Biosciences, Inc. ("Parent"), on the other side..

         The Borrower and Silicon agree to amend the Loan and Security Agreement between them (the "Loan Agreement") dated July 28, 1995, as amended by that Amendment to Loan Agreement dated November 22, 1995, effective as of September 30, 1995, as amended by that Amendment to Loan Agreement dated January 24, 1996, as amended by that Amendment to Loan Agreement dated June 27, 1996, as modified by that Consent and Waiver dated August 23, 1996, and as amended by that Amendment to Loan Agreement dated September 30, 1996. (Capitalized terms used but not defined in this Amendment, shall have the meanings set forth in the Loan Agreement.) Further, Silicon and Parent agree to modify certain provisions of the Cross Corporate Guaranty dated July 28, 1995 (the "Guaranty") by Parent relating to the Obligations, the Security Agreement dated July 28, 1995 (the "Security Agreement") by Parent in favor of Silicon, and the agreements and documents relating thereto.

         1. MODIFICATION TO DEFINITION. The definition of "IPO Consummation" as set forth in Section 2.2 of the Loan Agreement is hereby amended to read as follows:

         "The term "IPO Consummation" means (I) the consummation of an underwritten initial public offering of the Parent's common stock from which the Parent receives gross proceeds less underwriting discounts and commissions in a minimum amount of $18,600,000, which transaction is otherwise satisfactory to Silicon, and relating to which Parent has provided to Silicon documentation and other information satisfactory to Silicon evidencing the consummation thereof and (II) Borrower has repaid all Obligations relating to the Working Capital Term Loan and the Acquisition Term Loan."

         2. PERMITTED LEASE DEBT; WAIVER. Notwithstanding any of the terms or provisions of the Loan Agreement or any related agreement with respect to the Borrower, Borrower may incur indebtedness for the purchase price of or lease of equipment in an aggregate amount not exceeding $600,000 at any time outstanding (the "Permitted Lease Debt"). Notwithstanding any of the terms or provisions of the Guaranty, the Security Agreement or any other document or agreement relating thereto, Parent may from time to time enter into guaranties of the Permitted Lease Debt. Further, any defaults arising from Borrower's incurrence of indebtedness for the purchase price of or lease of equipment or from Parent's guaranty of such debt prior to the date hereof are deemed waived.

         3. GENERAL PROVISIONS. This Amendment, the Loan Agreement, any prior written amendments to the Loan Agreement signed by Silicon, the Borrower and the Parent and the other written documents and agreements between and among such parties set forth in full all of the

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representations and agreements of the parties with respect to the subject matter hereof and supersede all prior discussions, representations, agreements and understandings between the parties with respect to the subject hereof. Except as herein expressly amended, all of the terms and provisions of the Loan Agreement, and all other documents and agreements between Silicon and the Borrower, and between Silicon and the Parent shall continue in full force and effect and the same are hereby ratified and confirmed. Parent, in its capacity as guarantor, hereby consents to the provisions of this Amendment made with respect to the Loan Agreement, and the guaranty of Parent with respect to the Obligations shall continue in full force and effect and is hereby reaffirmed.

   BORROWER:                           SILICON:

   CALBIOCHEM-NOVABIOCHEM              SILICON VALLEY BANK
   CORPORATION

                                       BY /s/ Linda LeBeau
                                         --------------------------------------
                                       TITLE Senior Vice President
                                            -----------------------------------

   BY /s/ James G. Stewart
     -----------------------------
       PRESIDENT OR VICE PRESIDENT

   BY/s/ Arthur E. Roke
     -----------------------------
       SECRETARY OR ASS'T SECRETARY

   PARENT:

   CN BIOSCIENCES, INC.

   BY /s/ Stelios B. Papadopoulos
     -----------------------------
       PRESIDENT OR VICE PRESIDENT

   BY /s/ James G. Stewart
     -----------------------------
       SECRETARY OR ASS'T SECRETARY

                                     CONSENT

         The undersigned guarantor acknowledges that its consent to the foregoing Amendment is not required, but the undersigned nevertheless does hereby consent to the foregoing Amendment and to the documents and agreements referred to therein and to all future modifications and amendments thereto, and to any and all other present and future documents and agreements between or among the foregoing parties. Nothing herein shall in any way limit any of the terms or provisions of the Cross-Corporate Continuing Guaranty executed by the undersigned in favor of Silicon, all of which are hereby ratified and affirmed and shall continue in full force and effect.

                                       CALBIOCHEM-NOVABIOCHEM AG

                                       By: Stelios B. Papadopoulos
                                          -------------------------------------
                                       Title: Director
                                             ----------------------------------

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